UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):       November 10, 2005
                                                    ------------------------

                                    NN, INC.
               (Exact Name of Registrant as Specified in Charter)

         Delaware                   0-23486                   62-1096725
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(State or other jurisdiction of      (Commission          (I. R. S. Employer
incorporation or organization)       File Number)         Identification No.)

              2000 Waters Edge Drive, Johnson City, Tennessee 37604
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:      (423) 743-9151
                                                       ------------------

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers

On November 10, 2005, NN, Inc. (the "Company") issued a press release announcing the appointment of Richard G. Fanelli to the Board of Directors. A copy of the press release is annexed hereto as Exhibit 99.1.

Mr. Fanelli was most recently the President and Chief Executive Officer of Enthone-OMI, Inc., a position he held until his retirement in 2000.

Mr. Fanellis spent the majority of his career at Enthone-OMI, Inc., a global specialty chemical company that develops, produces and markets high performance coatings for metals and plastics for the electronics, automotive, aerospace and telecommunications industries. While at Enthone-OMI, Mr. Fanelli served in a variety of positions including Vice President of Sales and Marketing, Executive vice President and Chief Operational Officer of North America, President of Enthone-OMI - Europe and most recently as President and Chief Executive Officer. Mr. Fanelli earned an AB in Chemistry at St. Michael's College and a MBA from the University of Connecticut. Currently, Mr. Fanelli serves on the Board of Directors of Ensign-Bickford Industries, Inc. a privately held company serving the aerospace and defense, pet food palatents and real estate markets.


Item 9.01.  Financial Statements and Exhibits

Exhibits.


Exhibit
Number      Description
-------     -------------------------------------------------

  99.1      Press Release of NN, Inc. dated November 10, 2005

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              NN, Inc.


Dated:  November 10, 2005                     By: /s/ William C. Kelly, Jr.
        -----------------                        -------------------------
                                                 William C. Kelly, Jr.
                                                 Secretary, Treasurer and
                                                 Chief Administrative Officer

                                                                   Exhibit 99.1

                                            NEWS
FINANCIAL
RELATIONS BOARD

                                                         RE: NN, Inc.
                                                         2000 Waters Edge Drive
                                                         Johnson City, TN  37604


FOR FURTHER INFORMATION:

AT THE COMPANY                              AT FINANCIAL RELATIONS BOARD
--------------                              ----------------------------
Will Kelly                                  Marilynn Meek       Susan Garland
Vice President and Chief Administrative     (General info)      (Analyst info)
  Officer
(423) 743-9151                              212-827-3773        212-827-3775


FOR IMMEDIATE RELEASE
November 10, 2005

                 NN, INC. APPOINTS RICHARD G. FANELLI. TO BOARD

Johnson City, Tennessee, November 10, 2005 - NN, Inc. (Nasdaq: NNBR) today announced the appointment of Richard G. Fanelli to its Board of Directors, effective November 9, 2005. Mr. Fanelli was most recently the President and Chief Executive Officer of Enthone-OMI, Inc., a position he held until his retirement in 2000.

Roderick R. Baty, Chairman of the Board and Chief Executive Officer said, "We are pleased to announce the appointment of Dick Fanelli to NN, Inc.'s Board of Directors. His wealth of senior executive management experience in a global manufacturing business will be invaluable to NN as we continue to execute our business strategy. At Enthone-OMI, Dick led a management team which produced profitable long-term growth during his eight year tenure as President and Chief Executive Officer."

Mr. Fanelli spent the majority of his career at Enthone-OMI, Inc., a global specialty chemical company that develops, produces and markets high performance coatings for metals and plastics for the electronics, automotive, aerospace and telecommunications industries. While at Enthone-OMI, Mr. Fanelli served in a variety of positions including Vice President of Sales and Marketing, Executive Vice President and Chief Operational Officer of North America, President of Enthone-OMI - Europe and most recently as President and Chief Executive Officer. Mr. Fanelli earned an AB in Chemistry at St. Michael's College and a MBA from the University of Connecticut. Currently, Mr. Fanelli serves on the Board Directors of Ensign-Bickford Industries, Inc. a privately held company serving the aerospace and defense, pet food palatents and real estate markets.


NN, Inc. manufactures and supplies high precision bearing components consisting of balls, rollers, seals, and retainers for leading bearing manufacturers on a global basis. In addition, the Company manufacturers a variety of other plastic components. NN, Inc. had sales of US $304 million in 2004.